UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

SYMMETRY MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32374	35-1996126
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

3724 N State Road 15,

Warsaw, Indiana 46582

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (574) 268-2252

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 4, 2014, the Company announced the sale of its OEM Solutions Business to Tecomet, Inc. The full text of the Company’s press release issued today is attached hereto as Exhibit 99.1.

On August 4, 2014, the Company intends to refer to the presentation furnished herewith on its earnings call. The full text of the investor presentation is attached hereto as Exhibit 99.2

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Symmetry Medical, Inc. dated August 4, 2014.

99.2	Investor Presentation Symmetry Medical, Inc. dated August 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.
(Registrant)

Date: August 4, 2014	By:	/s/ Fred L. Hite
Name: Fred L. Hite
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Symmetry Medical, Inc. dated August 4, 2014.

99.2	Investor Presentation Symmetry Medical, Inc. dated August 4, 2014.

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